Deutsche Bank Global Financial Services Conference May 31, 2017 Exhibit 99.1

Disclaimer
This presentation contains forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of
1995 giving M&T Bank Corporation’s (“M&T”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,”
“target,” “estimate,” “continue,” “positions,” “prospects”, or “potential,” by future conditional verbs such as “will,” “would,”
“should,” “could”, or “may”, or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.
Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.  Actual results may differ materially from current projections. Forward-looking statements involve known and unknown risks and uncertainties.  A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected.  In addition to factors previously disclosed in M&T’s reports filed with
the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives;
competitive pressures; the inability to realize cost savings, revenues or other benefits, or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve
Board and other legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

3 Introduction

Who is M&T Bank Corporation?
Top 20 US-based commercial bank holding company
Substantial growth from $2 billion in assets in 1983 to $123 billion at March 31, 2017
16,791 employees across 799 domestic branches in eight states and Washington DC
3.7 million customers representing 5.9 million accounts
$80 billion of assets under management
(1)
Lowest percentage credit losses among the large money-center / superregional banks through the financial crisis
1 of only 2 commercial banks (out of 20) in S&P 500 not to reduce dividend
M&T
has
not
posted
a
loss
going
back
to
1976
–
163
quarters
All
data
as
of
March
31,
2017.
(1)
–
Includes
affiliated
manager.

Key Ratios
1 –
The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures.  A reconciliation of GAAP to non-GAAP financial measures is available in the appendix.
The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains).
2 –
Excludes merger-related gains and expenses and amortization expense associated with intangible assets.
3 –
Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances.
2011
2012
2013
2014
2015
2016
1Q'16
4Q'16
1Q'17
Superior Pre-Credit Earnings
Net Interest Margin
3.73%
3.73%
3.65%
3.31%
3.14%
3.11%
3.18%
3.08%
3.34%
Efficiency Ratio – Tangible
(1)
59.49%
55.28%
55.98%
59.29%
57.98%
56.10%
57.00%
56.42%
56.93%
PPNR
(1)
1,531
1,796
1,951
1,766
1,845
2,248
517
572
573
PPNR to RWA
(1)(3)
2.26%
2.43%
2.61%
2.35%
2.14%
2.29%
2.19%
2.29%
2.32%
Strong Credit Metrics
Allowance to Loans (As At)
1.51%
1.39%
1.43%
1.38%
1.09%
1.09%
1.10%
1.09%
1.12%
Net Charge-Offs to Loans
0.47%
0.30%
0.28%
0.19%
0.19%
0.18%
0.19%
0.22%
0.19%
Focused on Returns
Net Operating Return on:
   Tangible Assets
(1)(2)
1.26%
1.40%
1.47%
1.23%
1.18%
1.14%
1.09%
1.10%
1.21%
   Tangible Common Equity
(1)(2)
17.96%
19.42%
17.79%
13.76%
13.00%
12.25%
11.62%
11.93%
13.05%
Consistent Capital Generation
Tangible Common Equity to Tangible Assets
6.40%
7.20%
8.39%
8.11%
8.69%
8.92%
8.71%
8.92%
8.71%
Tier 1 Common Capital Ratio
6.86%
7.57%
9.22%
9.83%
NA
NA
NA
NA
NA
Common Equity Tier 1 Ratio
NA
NA
NA
NA
11.08%
10.70%
11.06%
10.70%
10.67%
Tier 1 Capital Ratio
9.67%
10.22%
12.00%
12.47%
12.68%
11.92%
12.35%
11.92%
11.91%
Balance Sheet (As At)
Loans to Deposits
101.18%
101.46%
95.46%
90.60%
95.14%
95.14%
93.27%
95.14%
92.03%
Securities to Assets
9.85%
7.32%
10.33%
13.44%
12.75%
13.16%
12.41%
13.16%
12.96%

Peer 1
MTB
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11

M&T Bank Corporation

18.0%
12.3%
9.6%
11.6%
-37.8%
-21.8%
-11.9%
-13.4%
-19.5%
-2.0%
-8.1%
-31.2%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
Max
Min
Median
Notes: ROTCE range is from 2007-2016 annuals and Q1 2017. Volatility is calculated as standard deviation of ROTCE.
Source: SNL Financial.
Operating
Return
on
Tangible
Common
Equity:
2007
–
Q1
2017
ROTCE
Volatility
7.1%
3.5%
5.4%
5.3%
15.7%
10.7%
8.0%
10.7%
11.8%
4.1%
6.9%
13.0%
M&T’s minimum
ROTCE second
highest among peers
Low Volatility: Consistently Profitable Throughout the Cycle

PPNR to RWA %
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17
2.64%
2.32%
1.70%
1.56%
MTB
Peer Maximum
Peer Median
Peer Minimum

Net Interest Margin %
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17
3.46%
3.34%
3.11%
2.77%
MTB
Peer Maximum
Peer Median
Peer Minimum

Operating Efficiency Ratio %
80%
75%
70%
65%
60%
55%
50%
45%
40%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17
67.37%
60.65%
56.93%
54.77%
MTB
Peer Maximum
Peer Median
Peer Minimum

ROTA %
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17
1.42%
1.21%
1.14%
0.90%
MTB
Peer Maximum
Peer Median
Peer Minimum

M&T Bank Corporation

7 Focus on Returns Supports Outperformance Notes: Years prior to 2011 not restated for LIHTC. Refer to appendix for peer group list and GAAP reconciliation. Source: SNL Financial.

Earning Asset Trends
Interest-Earning Assets (Average Balances)
($ in billions)
Q1 2017
Balance
Q/Q
Growth
(%)¹
Y/Y
Growth (%)
Loans:
M&T
Industry³
M&T
Industry³
Commercial & Industrial
$22.3
7%
(7%)
8%
3%
Commercial Real Estate
$33.2
4%
6%
13%
9%
Residential Real Estate
$22.2
(16%)
(3%)
(14%)
4%
Auto
$3.0
(2)
14%
(1%)
17%
4%
HELOC
$5.6
(7%)
(10%)
(6%)
(7%)
Other Consumer
$3.6
4%
(18%)
15%
6%
Total Loans
$89.8
(1%)
(4%)
3%
4%
Investment Securities
$16.0
15%
4%
Fed Deposits & Other
$6.2
(122%)
(25%)
Total Earning Assets
$112.0
(8%)
1%
Notes:
Totals may not appear to foot due to rounding.
1 –
Annualized
2 –
Includes $130 million of auto loans brought on balance sheet during the first quarter of 2017 following wind-up of securitization.
3 –
Industry uses Federal Reserve H8 data (Domestically chartered commercial banks, NSA)
Commercial loan growth
supported by Hudson City
transformation
Partially offset by runoff of
Hudson City mortgages
Results in low single-digit
annual loan growth
Variability of cash on
deposit at Fed affects
earning assets and NIM,
with limited NII impact
>
<
<
>
>
>
>
>
<
>
>
>

Commercial Real Estate

Commercial and Industrial

M&T Bank Corporation

8.1%
5.3%
4.3%
17.0%
9.0%
3.1%
10.6%
8.8%
4.7%
1.4%
6.9%
9.3%
4.4%
17.5%
14.6%
8.6%
7.5%
(5.0%)
(8.3%)
(5.2%)
1.0%
5.1%
7.3%
10.3%
9.3%
6.3%
-10%
-5%
0%
5%
10%
15%
20%
MTB
Less Volatile Loan Growth Through Credit Cycles
Notes: Reflects growth in loan balances for each year and annualized for 1Q17. M&T data reflects average loan balances.
Industry Commercial loans includes both “Commercial and Industrial Loans” and “Other Loans and Leases”  as outlined in the Federal Reserve H8 report.
Source:
Federal
Reserve
H8
data
–
domestically
chartered
commercial
banks,
not
seasonally
adjusted.
Slower growth vs.
industry average
post-crisis
Higher 2016 growth
from draws on commitments
made in prior years, which
slowed in 1Q 2017
Sustained loan
growth during
financial crisis
9.7%
8.3%
7.6%
13.3%
0.4%
(5.5%)
11.9%
11.5%
8.6%
6.4%
5.5%
7.5%
6.5%
14.1%
3.8%
19.7%
9.2%
(18.8%)
(0.7%)
13.1%
11.3%
6.7%
13.8%
11.9%
6.6%
(7.2%)
-30%
-20%
-10%
0%
10%
20%
30%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
1Q17
MTB
Industry
Industry

M&T Commercial Real Estate
CRE Portfolio Composition –
March 31, 2017
Geographic Mix –
Permanent Investor CRE
($ in billions)
$
% of Total
Permanent Investor
CRE:
Office
$4.7
14%
Retail/Service
$4.1
12%
Multifamily
$4.1
12%
Hotel
$2.5
8%
Industrial
$1.4
4%
Health
Facilities & Other
$0.6
2%
Total Permanent
$17.4
52%
Commercial Construction
$5.1
16%
Residential Construction
$1.8
6%
Owner-Occupied CRE
$8.8
26%
Total CRE
$33.1
100%
Criticized
Loans
-
%
of
Total
M&T’s CRE portfolio remains broadly diversified by property type and geography, with a significant owner-occupied component; credit metrics stable
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2012
2013
2014
2015
2016
1Q17
Commercial Real Estate
As of December 31, 2016
NYC 34%
Other NY
State 17%
PA 11%
Mid-Atlantic
24%
Other
14%
Notes:
Totals may not appear to foot due to rounding.
Total Construction

NYC 37%
Other NY
State 14%
PA 11%
Mid-Atlantic
26%
Other
12%
76%
67%
15%
17%
9%
16%
$6.2
$6.2
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
2012
1Q17
Permanent IRE
Owner-Occupied
C&I
Retail Exposure
Retail Sector Loan Balances
Geographic Mix –
Retail Permanent Inv. CRE
Retail exposure is diversified and granular in both CRE and C&I
NYC
Largely multi-use properties
with residential retail or
office component
As of December 31, 2016
CRE
Retail exposure has
declined to
16% of
CRE portfolio from
22% in 2012
Malls less than 3% of
retail CRE exposure
Other Regions
Primarily strip
centers with
diverse tenants
C&I
Majority of exposure
to home improvement
and food retailers
Note: C&I excludes automobile dealer services.
($ in billions)

Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
MTB
Peer 9
Peer 10
Peer 11

M&T Bank Corporation

Auto Lending
Auto % of Total Loans (March 31, 2017)¹
M&T’s auto lending strategy and volumes have remained consistent; focus on in-footprint lending to prime customers
Indirect auto loans primarily sourced through floor-plan network
Average origination FICO of 731 in 2016
84% of originations above 680 FICO; with no lending to sub-620 FICOs
Only 66% of industry FICOs above 660 FICO
Notes:
1 –
Peer group listed in the appendix.
Source: New York Fed Consumer Credit Panel/Equifax, Regulatory Filings, and SNL Financial
16.7%
11.6%
9.8%
8.4%
7.0%
6.4%
5.8%
4.8%
3.5%
3.0%
0.2%
0.0%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
Group Median: 6.1%

Cumulative Capital Retained, Dividends and Share Repurchases
Deploying Capital Where and When it Makes Sense
2003 –
2007
Pre-Crisis
Note:
Calculated
using
Net
Operating
Income,
less
preferred
dividends
and
discount
amortization
–
see
appendix
M&T has maintained a consistent approach to managing its shareholders’ capital over time
Retain only capital needed to support asset growth / acquisitions with returns > cost of capital
Dividends at level sustainable throughout cycle
Key decisions made annually during CCAR, based on year-end outlook for earnings and loan growth
Limited flexibility to adjust distributions during the year should conditions change
2008 –
2011
Crisis
2012 –
2015
New Regulatory Standards
2016
Post-Hudson City
28%
52%
35%
35%
52%
50%
20%
48%
65%
15%
Dividends
Repurchases
Capital Retained
80%
52%
35%
85%
Total Payout

Net
Interest
Income / Margin
Continued NIM expansion and NII growth following Fed actions in December and March
Still asset sensitive, but….
Reduced
upside if rates continue to rise
Risk from any decline in rates mitigated as hedging program initiated
M&T began aligning Hudson City time deposit pricing in August 2016
$5.1 billion (52%) of Hudson City time deposits re-priced to M&T rates
Loan Growth
Remains in line with
prior outlook –
low single-digit year over year growth
Continued runoff in mortgage loan portfolio –
pace dependent
on rate environment
Noninterest
Income
Assumed $12
billion in subservicing in late March
Balancing trade-off between volumes and margins in residential mortgage loan originations
Noninterest
Expense
Outlook unchanged
–
nominal year over year growth, excluding 2016 merger-related expenses
Capital
2016 CCAR capital plan repurchases substantially
complete
Increased common stock dividend by $.05 to $.75 per quarter
Update and Outlook

15 Long-term Shareholder Outperformance

15% Net Operating EPS CAGR
13% Dividend CAGR
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
1Q17

M&T Bank Corporation

2.80
0.75
8.08
2.15
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
Dividends
GAAP EPS
Impact of Amortization and Merger-related expenses
Earnings & Dividend Growth: 1983-Q1 2017
The $8.08 net operating EPS for 2016 and  the $2.15 net operating EPS for 1Q17 are non-GAAP financial measures. A reconciliation of GAAP EPS to net operating
EPS is available in the appendix.

18.9% Annual rate of return since 1980¹
In the top 30 of the entire universe² of U.S. based stocks traded publicly since 1980
M&T Bank Corporation…a solid investment
(1)
CAGR calculated assuming reinvestment of dividends through March 31, 2017
(2)
Includes 567 U.S. based publically traded stocks
$1,581 invested in M&T in 1980 would be worth $1 million as of today
Rank
Company Name
Industry
Annual Return
1
Eaton Vance Corp.
Financials
23.3
2
TJX Companies Inc
Consumer Discretionary
23.0
3
Hasbro, Inc.
Consumer Discretionary
22.2
4
Stryker Corporation
Health Care
22.0
5
L Brands, Inc.
Consumer Discretionary
20.8
6
Progressive Corporation
Financials
20.8
7
Valspar Corporation
Materials
20.7
8
Mylan N.V.
Health Care
20.0
9
Gap, Inc.
Consumer Discretionary
19.9
10
Danaher Corporation
Health Care
19.8
11
Wal-Mart Stores, Inc.
Consumer Staples
19.7
12
State Street Corporation
Financials
19.6
13
Sherwin-Williams Company
Materials
19.6
14
Equifax Inc.
Industrials
19.6
15
Berkshire Hathaway Inc. Class A
Financials
19.6
16
M&T Bank Corporation
Financials
18.9
17
Robert Half International Inc.
Industrials
18.9
18
Constellation Brands, Inc. Class B
Consumer Staples
18.7
19
Graco Inc.
Industrials
18.7
20
Lowe's Companies, Inc.
Consumer Discretionary
18.7
21
Walgreens Boots Alliance Inc
Consumer Staples
18.6
22
Aflac Incorporated
Financials
18.6
23
Flowers Foods, Inc.
Consumer Staples
18.5
24
Astronics Corporation
Industrials
18.4
25
Church & Dwight Co., Inc.
Consumer Staples
18.3
26
V.F. Corporation
Consumer Discretionary
18.0
27
RLI Corp.
Financials
17.9
28
Applied Materials, Inc.
Information Technology
17.9
29
Raven Industries, Inc.
Industrials
17.9
30
HollyFrontier Corporation
Energy
17.8

Of the largest 100 banks operating in 1983, only 23 remain today.
Among the remaining, M&T ranks 1
in stock price growth
M&T Bank Corporation…a solid investment
(1)
1983
Stock
Prices
Source:
Compustat
and/or
Bigcharts.com
st
Stock
Closing Price at
Return
3/31/2017
3/31/1983
CAGR
Rank
Company Name
Ticker
($)
($)
1
(%)
1
M&T Bank Corporation
MTB
154.73
1.34
15.0
2
State Street Corporation
STT
79.61
1.06
13.6
3
Northern Trust Corporation
NTRS
86.58
1.51
12.6
4
U.S. Bancorp
USB
51.50
0.92
12.6
5
Wells Fargo & Company
WFC
55.66
1.18
12.0
23
—
—
4.3
Median
—
—
9.1
MTB Price @ Median Growth Rate
25.62
1.34
9.1

19 Appendix and GAAP Reconciliations

Reconciliation of GAAP and Non-GAAP Measures
Net Income
2011
2012
2013
2014
2015
2016
1Q16
4Q16
1Q17
$ in millions
Net income
859.5
$
1,029.5
$
1,138.5
$
1,066.2
$
1,079.7
$
1,315.1
$
298.5
$
330.6
$
348.9
$
Intangible amortization*
37.6

37.0

28.6

20.7

16.2

25.9

7.5

5.5

5.1

Merger-related items*
(12.8)

6.0

7.5

-

60.8

21.7

14.0

-

-

Net operating income
884.3
$
1,072.5
$
1,174.6
$
1,086.9
$
1,156.6
$
1,362.7
$
320.1
$
336.1
$
354.0
$
PPNR
Net Income for EPS
781.8
$
953.4
$
1,062.5
$
978.6
$
987.7
$
1,223.5
$
275.7
$
307.8
$
328.6
$
Preferred Div., Amort. of Pref. Stock &
Unvested Stock Awards
77.7

76.1

75.9

87.7

92.0

91.6

22.8

22.8

20.4

Income Taxes
401.3

562.5

627.1

576.0

595.0

743.3

169.3

179.5

169.3

GAAP Pre-tax Income
1,260.8

1,592.0

1,765.6

1,642.2

1,674.7

2,058.4

467.8

510.1

518.3

Provision for credit losses
270.0

204.0

185.0

124.0

170.0

190.0

49.0

62.0

55.0

Pre-Tax, Pre-Provision Net Revenue
1,530.8
$
1,796.0
$
1,950.6
$
1,766.2
$
1,844.7
$
2,248.4
$
516.8
$
572.1
$
573.3
$
Earnings Per Share
Diluted earnings per share
$6.35
$7.54
$8.20
$7.42
$7.18
$7.78
$1.73
$1.98
$2.12
Intangible amortization*
0.30

0.29

0.22

0.15

0.12

0.16

0.05

0.03

0.03

Merger-related items*
(0.10)

0.05

0.06

-

0.44

0.14

0.09

-

-

Diluted net operating
earnings per share
$6.55
$7.88
$8.48
$7.57
$7.74
$8.08
$1.87
$2.01
$2.15
Efficiency Ratio
$ in millions
Non-interest expenses
$2,441.9
$2,469.8
$2,587.9
$2,689.5
$2,822.9
$3,047.5
$776.1
$769.1
$787.9
less: intangible amortization
61.6

60.6

46.9

33.8

26.4

42.6

12.3

9.1

8.4

less: merger-related expenses
83.7

9.9

12.4

-

76.0

35.8

23.2

-

-

Non-interest operating expenses
2,296.6
$
2,399.2
$
2,528.6
$
2,655.7
$
2,720.5
$
2,969.1
$
740.6
$
760.0
$
779.4
$
Tax equivalent revenues
3,998.6
$
4,292.2
$
4,563.4
$
4,479.4
$
4,692.1
$
5,322.8
$
1,299.2
$
1,348.6
$
1,369.1
$
less: gain/(loss) on sale of securities
150.2

0.0

56.5

-

(0.1)

30.3

0.00

1.6

-

less: net OTTI losses recognized
(77.0)

(47.8)

(9.8)

-

-

-

-

-

-

less: merger-related gains
64.9

-

-

-

-

-

-

-

-

Denominator for efficiency ratio
3,860.5
$
4,340.0
$
4,516.7
$
4,479.4
$
4,692.2
$
5,292.5
$
1,299.2
$
1,347.0
$
1,369.1
$
Net operating efficiency ratio
59.5%
55.3%
56.0%
59.3%
58.0%
56.1%
57.0%
56.4%
56.9%
*Net of tax
Notes:
Totals may not appear to foot due to rounding.

Reconciliation of GAAP and Non-GAAP Measures
Average Assets
2011
2012
2013
2014
2015
2016
1Q16
4Q16
1Q17
$ in millions
Average assets
73,977
$
79,983
$
83,662
$
92,143
$
101,780
$
124,340
$
123,252
$
125,734
$
122,978
$
Goodwill
(3,525)

(3,525)

(3,525)

(3,525)

(3,694)

(4,593)

(4,593)

(4,593)

(4,593)

Core deposit and other
  intangible assets
(168)

(144)

(90)

(50)

(45)

(117)

(134)

(102)

(98)

Deferred taxes
43

42

27

15

16

46

52

40

39

Average tangible assets
70,327
$
76,356
$
80,074
$
88,583
$
98,057
$
119,676
$
118,577
$
121,079
$
118,326
$
Average Common Equity
$ in millions
Average common equity
8,207
$
8,834
$
9,844
$
10,905
$
11,996
$
15,122
$
15,047
$
15,181
$
15,091
$
Goodwill
(3,525)

(3,525)

(3,525)

(3,525)

(3,694)

(4,593)

(4,593)

(4,593)

(4,593)

Core deposit and other
  intangible assets
(168)

(144)

(90)

(50)

(45)

(117)

(134)

(102)

(98)

Deferred taxes
43

42

27

15

16

46

52

40

39

Average tangible common equity
4,557
$
5,207
$
6,256
$
7,345
$
8,273
$
10,458
$
10,372
$
10,526
$
10,439
$
Notes:
Totals may not appear to foot due to rounding.

BB&T Corporation
PNC Financial Services Group, Inc.
Comerica Incorporated
Regions Financial Corporation
Fifth Third Bancorp
SunTrust Banks, Inc.
Huntington Bancshares Incorporated
Zions Bancorporation
KeyCorp
M&T Peer Group
U.S. Bancorp
M&T Bank Corporation
Citizens Financial Group, Inc.